SUB-ITEM 77Q1(e)

A copy of the investment advisory agreement between the Registrant and Merk Investments, LLC regarding Merk Currency Enhanced U.S. Equity Fund, Exhibit (d)(23) to the Registrant’s Registration Statement on Form N-1A, is incorporated by reference as filed via EDGAR in Post-Effective Amendment No. 336 on September 9, 2011, accession number 0000315774-11-000272